Exhibit 99.2

2005 4th Quarter Earnings March 1, 2006

Forward-Looking Statements Williams Partners L.P. is a limited partnership recently formed by The Williams Companies, Inc. Our reports, filings, and other public announcements might contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by the use of forward- looking words, such as "anticipate," believe," "could," "continue," "estimate," "expect," "forecast," "may," "plan," "potential," "project," "schedule," "will," and other similar words. These statements are based on our intentions, beliefs, and assumptions about future events and are subject to risks, uncertainties, and other factors. Actual results could differ materially from those contemplated by the forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements. Those factors include, among others: We may not have sufficient cash from operations to enable us to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner. Because of the natural decline in production from existing wells, the success of our gathering and transportation business depends on our ability to obtain new sources of natural gas supply, which is dependent on factors beyond our control. Any decrease in supplies of natural gas could adversely affect our business and operating results. Lower natural gas and oil prices could adversely affect our fractionation and storage businesses. Our processing, fractionation and storage business could be affected by any decrease in the price of natural gas liquids or a change in the price of natural gas liquids relative to the price of natural gas. Williams' revolving credit facility and Williams' public indentures contain financial and operating restrictions that may limit our access to credit. In addition, our ability to obtain credit in the future will be affected by Williams' credit ratings. Our general partner and its affiliates have conflicts of interest and limited fiduciary duties, which may permit them to favor their own interests to the detriment of our unitholders. Even if unitholders are dissatisfied, they cannot currently remove our general partner without its consent. Unitholders may be required to pay taxes on their share of our income even if unitholders do not receive any cash distributions from us. Our operations are subject to operational hazards and unforeseen interruptions for which we may or may not be adequately insured. We depend on certain key customers and producers for a significant portion of our revenues and supply of natural gas and natural gas liquids. The loss of any of these key customers or producers could result in a decline in our revenues and cash available to pay distributions. If third-party pipelines and other facilities interconnected to our pipelines and facilities become unavailable to transport natural gas and natural gas liquids or to treat natural gas, our revenues and cash available to pay distributions could be adversely affected. In light of these risks, uncertainties, and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time that we have described. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda Solid 2005 and 4Q05 earnings Operations update Growth prospects Overview

Financial Overview Don Chappel Chief Financial Officer

Financial Overview Partnership Results Williams Partners L.P. Consolidated Financial Results 4th Qtr YTD Dollars in millions 2005 2004 2005 2004 Revenues 16.0 $ 13.5 $ 51.8 $ 41.0 $ Total costs and expenses 15.1 10.4 46.6 32.9 Operating income 0.9 3.1 5.2 8.1 Equity earnings - Discovery 5.4 1.3 8.3 4.5 Impairment of investment - Discovery 0.0 (13.5) 0.0 (13.5) Interest expense - net (0.2) (3.1) (8.1) (12.5) Cumulative effect of change in acctg. principle (0.6) 0.0 (0.6) 0.0 Net income (loss) 5.5 $ (12.2) $ 4.8 $ (13.4) $

Discovery Results Financial Overview

Adjusted EBITDA Financial Overview

Distributable Cash Flow Financial Overview

Business Segment Update Alan Armstrong Chief Operating Officer

4Q05 Operations Recap Business Segment Update NGL Services Segment November fractionator turnaround postponed until April '06 due to high feedstock inventory levels Cooler ambient temps and improved feedstock composition assisted efforts to work through fractionator backlog in Dec (and Jan) Conway fractionation volumes rose 2.3% from '04 to '05; 10.7% 4Q '04 to 4Q '05 Short term storage volume & revenues up dramatically from 4Q '04 40 cavern workovers expected in 2006

4Q05 Operations Recap Business Segment Update Gathering and Processing Segment Favorable FERC ruling on historical Discovery imbalances Production is not coming back as quickly as hoped Flowed 258 BBtud of traditional gas in December Delays on new drilling and workovers of existing wells Flowed an average of 356 BBtud in December under two Emergency Open Seasons Utilizes recently completed market expansion interconnect with Tennessee Gas Pipeline We recently completed a new connection to Tetco with existing facilities Volume flows expected through 1Q '06

Growth Prospects Organic growth in base business Update on Tahiti Reserves: 400-500 potentially recoverable MBOE Construction: 2nd Qtr 2007 in-service $69MM expected total cost (100%) Exciting partnering opportunities between Williams and WPZ Broad array of investment opportunities Primary acquisition vehicle for Williams' midstream business Potential drop-down of Williams' MLP-qualifying assets Business Segment Update

Key Points Summary Solid 4Q '05 earnings Solid 4Q '05 distributable cash flows 1Q '06 will be positively impacted by Emergency Open Season revenue Traditional gas recovery volumes deferred due to hurricane-induced delays Solid growth prospects

Q&A

Non-GAAP Reconciliations

Non-GAAP Disclaimer This presentation includes certain financial measures, Adjusted EBITDA Excluding Investment in Discovery, in our case, and, Adjusted EBITDA in Discovery's case, and Distributable Cash Flow that are non-GAAP financial measures as defined under the rules of the Securities and Exchange Commission. For Williams Partners L.P., we define Adjusted EBITDA Excluding Investment in Discovery as the sum of net income (loss) plus interest (income) expense and depreciation and accretion, and the amortization of a natural gas contract, less our equity earnings in Discovery and we also adjust for certain non-cash, non-recurring items. For Discovery, we define Adjusted EBITDA as net income plus interest (income) expense, depreciation and accretion. Our equity share of Discovery's Adjusted EBITDA is 40%. For Williams Partners L.P. we define Distributable Cash Flow as net income (loss) plus the non-cash affiliate interest expense associated with the advances from affiliate that were forgiven by Williams, depreciation and accretion, and the amortization of a natural gas contract, less our equity earnings in Discovery, as well as adjustments for certain non-cash, non-recurring items, plus reimbursements from Williams under an omnibus agreement and less maintenance capital expenditures. For Discovery we define Distributable Cash Flow as net income (loss) plus depreciation and accretion and less maintenance capital expenditures. Our equity share of Discovery's Distributable Cash Flow is 40%. This presentation is accompanied by a reconciliation of these non-GAAP financial measures to their nearest GAAP financial measures. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare company performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the Partnership's assets and the cash that the business is generating. Neither Adjusted EBITDA nor Distributable Cash Flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income (loss) or cash flow from operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.

Non-GAAP Reconciliation Non-GAAP Reconciliation

Non-GAAP Reconciliation Non-GAAP Reconciliation

Non-GAAP Reconciliation Non-GAAP Reconciliation

Non-GAAP Reconciliation Non-GAAP Reconciliation